                                        SCHEDULE 14A

                                       (RULE 14A-101)

                          INFORMATION REQUIRED IN PROXY STATEMENT

                                  SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                           EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement [   ] Confidential, For Use of the Commission Only (As
      Permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[X]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  TETON PETROLEUM COMPANY

                      (Name of Registrant as Specified In Its Charter)

          (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3)   Per unit price or other underlying value of transaction computed pursuant to
            Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule
      0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
      Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

FOR IMMEDIATE RELEASE                                    TETON PETROLEUM COMPANY
Teton Petroleum Company
1600 Broadway, Suite 2400
Denver, CO 80202-4921
www.tetonpetroleum.com

                Teton Petroleum Announces July 16 Annual Meeting

DENVER,  CO (June 14, 2004) Teton Petroleum  Company  ("Teton")  [AMEX:TPE],  an
independent  oil and gas  exploration  and production  company,  today filed its
Definitive  Proxy Statement for its Annual Meeting of Shareholders to be held on
Friday,  July 16, 2004.  The Annual  Meeting will be held at The Pinnacle  Club, located at 555 17th St., Suite 3700,  Denver,  CO 80202 on July 16, 2004 at 9:30
AM (Mountain Time). The Record Date for determining the stockholders entitled to notice of and to vote at the Annual  Meeting  will be the close of  business  on
June 18,  2004.  At the  meeting,  shareholders  will be asked to vote on, among other things,  a proposal to approve the sale of the Company's  indirect  equity interest in the  Siberian-Texan  Joint Stock  Company  Goloil  ("Goloil") to the
Open-Joint  Stock Oil and Gas Company  RussNeft  ("RussNeft"),  the owner of the remaining interests in Goloil.

Each of the proposals for which approval is sought is addressed in detail in the
Proxy  Statement.  Teton  and its  Directors  will be  soliciting  proxies  from stockholders  of Teton in favor of the proposed sale of Goloil.  Please read the
Proxy  Statement  carefully  when you receive it because it  contains  important information,  including information regarding  participants in the solicitation.
The Proxy Statement will be mailed on June 23, 2004 to holders of record on June
18, 2004. The Proxy  Statement and any other relevant  documents can be obtained without  charge on the website of the  Securities  and  Exchange  Commission  at
www.sec.gov  or by  directing a request to Ms.  Gillian  Kane,  Vice  President,
Investor Relations (970-870-1417) at the offices of Teton.

This news  release may contain  certain  forward-looking  statements,  including declarations  regarding  Teton and its  subsidiary's  expectations,  intentions, strategies and beliefs regarding the future. All statements contained herein are based upon information available to Teton's management as at the date hereof and actual  results may vary based upon future  events,  both within and without the control of Teton's management.

For Further Information, Please Contact:
Gillian Kane, Vice President, Investor Relations
(970) 870-1417
Gkane@tetonpetroleum.com